INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The Company was included within Old IAC’s tax group for purposes of federal and consolidated state income tax return filings through June 30, 2020, the date of the MTCH Separation. For periods prior thereto, the income tax benefit and/or provision were computed for the Company on an as if standalone, separate return basis and payments to and refunds from Old IAC for the Company's share of Old IAC’s consolidated federal and state tax return liabilities/receivables calculated on this basis have been reflected within cash flows from operating activities in the accompanying statement of cash flows.
U.S. and foreign earnings (loss) before income taxes and noncontrolling interests are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In thousands)
U.S.	$234,345	$(11,249)	$311,052
Foreign	9,815	45,566	33,895
Total	$244,160	$34,317	$344,947
The components of the income tax (benefit) provision are as follows:

	Years Ended December 31,
	2020	2019	2018
	(In thousands)
Current income tax (benefit) provision:
Federal	$(29,181)	$(1,117)	$(1,187)
State	2,326	157	1,514
Foreign	(496)	2,985	3,727
Current income tax (benefit) provision	(27,351)	2,025	4,054

Deferred income tax (benefit) provision:
Federal	(8,097)	(39,454)	28,755
State	(6,126)	(9,746)	(6,073)
Foreign	(4,133)	(174)	(4,119)
Deferred income tax (benefit) provision	(18,356)	(49,374)	18,563
Income tax (benefit) provision	$(45,707)	$(47,349)	$22,617
The tax effects of cumulative temporary differences that give rise to significant deferred tax assets and deferred tax liabilities are presented below. The valuation allowance relates to deferred tax assets for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2020	2019
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$392,871	$195,236
Long-term lease liabilities	58,457	41,426
Tax credit carryforwards	41,970	32,547
Stock-based compensation	41,850	59,998
Accrued expenses	17,247	11,273
Other	32,043	18,985
Total deferred tax assets	584,438	359,465
Less: valuation allowance	(111,691)	(91,180)
Net deferred tax assets	472,747	268,285

Deferred tax liabilities:
Investment in subsidiaries	(242,537)	(240,420)
Investment in MGM Resorts International	(197,998)	—
Right-of-use assets	(43,074)	(29,059)
Intangible assets	(34,170)	(31,937)
Other	(31,571)	(30,278)
Total deferred tax liabilities	(549,350)	(331,694)
Net deferred tax liabilities	$(76,603)	$(63,409)
As a result of the MTCH Separation, the Company's net deferred tax liability was adjusted via invested capital for tax attributes allocated to it from Old IAC's consolidated federal and state tax filings. The allocation of tax attributes that was recorded as of June 30, 2020 was preliminary. Any subsequent adjustment to allocated tax attributes will be recorded as an adjustment to deferred taxes and additional paid-in capital. This adjustment is expected to be made in the fourth quarter of 2021 following the filing of income tax returns for the year ended December 31, 2020.
At December 31, 2020, the Company had federal and state net operating losses ("NOLs") of $1.3 billion and $817.4 million, respectively, available to offset future income. Of these federal NOLs, $821.0 million can be carried forward indefinitely and $456.2 million, if not utilized, will expire at various times between 2024 and 2036. The state NOLs, if not utilized, will expire at various times between 2022 and 2040. Federal and state NOLs of $796.4 million and $520.9 million, respectively, can be used against future taxable income without restriction and the remaining NOLs will be subject to limitations under Section 382 of the IRC, separate return limitations, and applicable law. At December 31, 2020, the Company had foreign NOLs of $442.1 million available to offset future income. Of these foreign NOLs, $401.7 million can be carried forward indefinitely and $40.4 million, if not utilized, will expire at various times between 2021 and 2040. During 2020, the Company recognized tax benefits related to NOLs of $235.1 million. Included in this amount is $32.1 million of tax benefits of acquired attributes, which was recorded as a reduction to goodwill.
At December 31, 2020, the Company had tax credit carryforwards of $57.3 million. Of this amount, $44.8 million relates to credits for research activities, $10.6 million relates to credits for foreign taxes, and $1.9 million relates to various other credits. Of these credit carryforwards, $11.4 million can be carried forward indefinitely and $45.9 million, if not utilized, will expire between 2021 and 2040.
The Company regularly assesses the realizability of deferred tax assets considering all available evidence including, to the extent applicable, the nature, frequency and severity of prior cumulative losses, forecasts of future taxable income, tax filing status, the duration of statutory carryforward periods, available tax planning and historical experience. At December 31, 2020, the Company had a U.S. gross deferred tax asset of $467.7 million that the Company expects to fully utilize on a more likely than not basis.
During 2020, the Company's valuation allowance increased by $20.5 million primarily due to an increase in foreign NOLs and the impairments of certain equity securities without readily determinable fair values. At December 31, 2020, the Company had a valuation allowance of $111.7 million related to the portion of tax loss carryforwards, foreign tax credits and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the income tax (benefit)/provision to the amounts computed by applying the statutory federal income tax rate to earnings before income taxes is shown as follows:

	Years Ended December 31,
	2020	2019	2018
	(In thousands)
Income tax provision (benefit) at the federal statutory rate of 21%	$51,274	$7,207	$72,439
State income taxes, net of effect of federal tax benefit	16,995	468	6,188
Stock-based compensation	(163,633)	(56,708)	(39,110)
Non-deductible goodwill impairment	53,012	—	—
Non-deductible executive compensation	14,219	7,409	2,983
Change in valuation allowance on capital losses	11,385	(7,365)	(1,280)
Research credit	(6,078)	(4,449)	(2,577)
Amortizable tax basis related to intercompany transaction	(7,044)	—	—
Non-deductible expenses	5,947	5,353	1,634
Change in judgement on beginning of the year valuation allowance	(3,544)	—	—
Net adjustment related to the reconciliation of income tax provision accruals to tax returns	(2,383)	388	85
Deferred tax adjustment for enacted changes in tax laws and rates	(14,508)	(688)	(13,646)
Other, net	(1,349)	1,036	(4,099)
Income tax (benefit) provision	$(45,707)	$(47,349)	$22,617
A reconciliation of the beginning and ending amount of unrecognized tax benefits, including penalties but excluding interest, is as follows:

	December 31,
	2020	2019	2018
	(In thousands)
Balance at January 1	$16,585	$14,425	$13,937
Additions based on tax positions related to the current year	3,419	2,332	1,083
Settlements	(3,733)	—	—
Additions for tax positions of prior years	2,313	238	172
Expiration of applicable statutes of limitations	(351)	(410)	(767)
Balance at December 31	$18,233	$16,585	$14,425
The Company is routinely under audit by federal, state, local and foreign authorities in the area of income tax as a result of previously filed separate company and consolidated tax returns with Old IAC and will be under audit for its tax returns filed on a standalone basis following the MTCH Separation. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service ("IRS") has substantially completed its audit of Old IAC’s federal income tax returns for the years ended December 31, 2010 through 2016, which includes the operations of the Company. The IRS began its audit of the year ended December 31, 2017 in the second quarter of 2020. The statute of limitations for the years 2010 through 2012 and for the years 2013 through 2017 have been extended to May 31, 2021 and December 31, 2021, respectively. Returns filed in various other jurisdictions are open to examination for tax years beginning with 2009. Income taxes payable include unrecognized tax benefits considered sufficient to pay assessments that may result from the examination of prior year tax returns. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may not accurately anticipate actual outcomes and, therefore, may require periodic adjustment. Although management currently believes changes in unrecognized tax benefits from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided will not have a material impact on the liquidity, results of operations, or financial condition of the Company, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.
The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in the income tax provision. At December 31, 2020 and 2019, accruals for interest and penalties are not material.
At December 31, 2020 and 2019, unrecognized tax benefits, including interest and penalties, were $20.1 million and $18.8 million, respectively. Included in unrecognized tax benefits at December 31, 2019 is $10.3 million for tax positions included in Old IAC's consolidated tax return filings. If unrecognized tax benefits at December 31, 2020 are subsequently recognized, $18.5 million, net of related deferred tax assets and interest, would reduce income tax expense. The comparable amount as of December 31, 2019 was $17.4 million. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by $5.7 million by December 31, 2021, due to expirations of statutes of limitations or other settlements; all of which would reduce the income tax provision.
At December 31, 2020, all of the Company's international cash can be repatriated without any significant tax consequences.